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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 9, 2005
                                                        -----------------

                             HENNESSY ADVISORS, INC.

             (Exact name of registrant as specified in its charter)

         California                       000-49872              68-0176227
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(State or other jurisdiction             Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

         750 Grant Avenue, Suite 100                               94945
                                                                   -----
              Novato, California
   (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number including area code: (415) 899-1555
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01         Regulation FD Disclosure
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Hennessy Advisors, Inc. announced that on September 9, 2005 the shareholders of each of the mutual funds it advises approved new investment advisory agreements for Hennessy to continue managing the funds following completion of Hennessy's pending public offering. Fund shareholders were required to approve the new agreements because completion of the offering will be deemed to result in a change in control of Hennessy. If the pending public offering is not completed, the current investment advisory agreements will remain in effect. The new agreements are identical to the current agreements, except for the dates of execution and termination, and thus are not being filed as exhibits to this Form 8-K.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



September 9, 2005                       By:    /s/ Daniel B. Steadman
                                           -------------------------------------
                                               Daniel B. Steadman
                                               Executive Vice President













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